UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): June 14, 2013

LANNETT COMPANY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File No. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA 19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         Amendments to Articles of Incorporation or Bylaws

On June 14, 2013, the Board of Directors (the “Board”) of Lannett Company Inc. (the “Company”) adopted amendments to the Bylaws of the Company, which became effective immediately on their adoption.  The Amended and Restated Bylaws of the Company (the “Bylaws”) are filed as Exhibit 3.2 to this Current Report on Form 8-K.  The description of the changes to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as filed herewith as Exhibit 3.2 to this Current Report on Form 8-K.

The substantive changes to the Bylaws are described as follows:

•                  Article III, Section 2 was amended to clarify what information must be included in a written notice for a Special Meeting of Stockholders, to clarify the adjournment procedures for Annual or Special Meetings of the Stockholders, and to add provisions regarding the nature of business to be undertaken at Stockholders Meetings and requirements for Stockholder Proposals submitted for consideration at Stockholders Meetings;

•                  Article III, Section 8 was amended to change the minimum threshold needed to execute a Stockholder consent in writing from holders of two-thirds of the shares outstanding to holders of a majority of the shares outstanding;

•                  Article IV, Section 1 was amended to state that the number of directors constituting the Board of Directors shall be determined by the Board of Directors.  Previously, this Section provided that the Stockholders would determine the number of Directors and in the absence of such determination the Board of Directors would determine the number of Directors;

•                  Article IV, Section 6 was amended to provide that the Chairman of the Board or any two directors can call a Special Meeting of the Board of Directors.  Previously, any one director could call a Special Meeting of the Board of Directors;

•                  Article IV, Section 8 was amended to require a vote of Stockholders holding a majority of the shares outstanding, instead of a unanimous vote of Stockholders, to remove the entire Board or any individual director;

•                  Article V was amended to specify that the required Board committees are the Audit, Compensation, and Governance and Nominating Committees;

•                  Article VI, Section 13 was amended to clarify that the Compensation Committee, not the entire Board, shall determine the Chief Executive Officer’s compensation and that the salaries or other compensation of the other officers are recommended by the Chief Executive Officer to the Compensation Committee for approval; and

•                  Article VIII was amended to clarify indemnification language and procedures and provide for indemnification of officers and directors to the maximum extent allowed by applicable law.

Item 9.01.         Financial Statements and Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Lannett Company Inc., dated June 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By:	/s/ Arthur P. Bedrosian
President and Chief Executive Officer
Date: June 19, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Lannett Company Inc., dated June 14, 2013.